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                                                                   Exhibit 10.16

                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         This Second Amendment to Second Amended and Restated Loan and Security Agreement ("Amendment") is made and entered into as of September _, 2002, by and among InPhonic, Inc. ("InPhonic"), SimIpc Acquisition Corp. ("SimIpc" and together with Inphonic, the "Borrowers"), and Comerica Bank - California, ("Bank").

                                    Recitals

         A. Borrowers and Bank have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of March 1, 2002, as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 2, 2002 (as the same may from time to time be modified, amended, supplemented, restated or superseded, the "Loan Agreement") pursuant to which Bank has agreed to extend and make available to Borrower certain advances of money.

         B. Borrowers desire that Bank amend the Loan Agreement upon the terms and conditions more folly set forth herein.

         C. Subject to the representations and warranties of Borrowers herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

         D. This Amendment, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), together with all other documents entered into or delivered pursuant to any of the foregoing, in each case as originally executed or as the same may from time to time be modified, amended, supplemented, restated or superseded are hereinafter collectively referred to as the "Loan Documents."

                                    Agreement

         Now, Therefore, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrowers and Bank hereby agree to amend the Loan Agreement as follows:

                  1. Definitions. Unless otherwise defined herein, all terms defined in the Loan Agreement have the same meaning when used herein.

                  2.       Amendments to Loan Agreement.

                           2.1. Section 2.1(b)(i) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                           "Subject to and upon the terms and conditions of this
                  Agreement, Borrowers may request Advances in an aggregate outstanding amount not to exceed the amount of the Committed Revolving Line at any one time. Amounts borrowed pursuant to this Section 2. 1 (b) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2. 1 (b), together with all accrued and unpaid interest thereon, shall be immediately due and payable. Borrowers may prepay any Advances without penalty or premium."

                           2.2 Section 2.1(b)(iii) of the Loan Agreement is hereby amended by deleting it in its entirety.

                           2.3 Section 5.3 of the Loan Agreement is hereby amended by deleting the second, third and fourth sentences contained therein.

                           2.4 Section 6.2(f) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                           "(f) within 30 days of any changes to the
                  Intellectual Property Collateral and within 30 days of the last day of each fiscal year, a report signed by Borrowers, in form reasonably acceptable to Bank, listing any applications or registrations that Borrowers have made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any change in Borrowers' Intellectual Property Collateral, including but not limited to any subsequent ownership right of any Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreements delivered to Bank by Borrowers in connection with this Agreement."

                           2.5 Paragraph (a) of Section 6.2 (relating to the Borrowing Base Certificate) is deleted in its entirety and replaced with the word "Reserved".

                           2.6 Section 6.7(a) is hereby amended by deleting the reference to "at least 2 times its outstandings" and replacing it with "at least 1.5 times its outstandings".

                           2.7      Exhibit A (DEFINITIONS) of the Loan
                  agreement is hereby amended as follows:

                                    2.7.1    The following definitions are
                  deleted in their entirety. "Borrowing Base, "Current Assets", "Current Liabilities", "Eligible Accounts", "Eligible Foreign Accounts", "Non-Formula Amount", "Quick Assets", "Tangible Net Worth" and "Total Liabilities".

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                                    2.7.2   In the definition of "Committed
                  Revolving Line", the reference to "$3,000,000" is deleted and replaced with "$4,000,000";

                                    2.7.3   In the definition of "Equipment
                  Line", the reference to "$1,500,000" is deleted and replaced with "$367,175.37";

                           2.8 Exhibit D (BORROWING BASE CERTIFICATE) of the Loan Agreement is hereby deleted and replaced with the word "Reserved".

                           2.9 Exhibit E (COMPLIANCE CERTIFICATE) of the Loan Agreement is hereby deleted and replaced with the Compliance Certificate attached hereto as Annex I.

                  3. Cancellation of Availability of Equipment Advances. Borrowers acknowledge and agree that the outstanding principal balance of Equipment Advances as of the date hereof is $367,175.37, and that no other Equipment Advances will be made by Bank.

                  4. Ratification and Reaffirmation of Liens. Borrowers hereby ratify and reaffirm the validity and enforceability of all of the liens and security interests heretofore granted pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledge that all of such liens and security interests, and all Collateral heretofore pledged as security for the Obligations, continues to be and remains Collateral for the Obligations from and after the date hereof.

                  5. Representations And Warranties. Each Borrower represents and warrants that its representations and warranties in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment (except to the extent such specifically relate to another date) and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by such Borrower.

                  6. Full Force And Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Bank to Borrowers and/or their affiliates.

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                7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

                8. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is conditioned upon receipt by Bank of (a) this Amendment, (b) a fully-executed corporate resolution in form and substance acceptable to Bank,
(c) an additional warrant to purchase stock in the form attached hereto as Annex II, (d) a fully-earned, non-refundable loan restructuring fee in the amount of $2,500, and (e) any other documents which Bank may require to carry out the terms hereof

         In Witness Whereof, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first written above.



                                     Borrowers:

                                     InPhonic, Inc.



                                     By: /s/ David A. Steinberg
                                        ______________________
                                     Name:
                                     Title:


                                     SimIpc Acquisition Corp.



                                     By: /s/ David A. Steinberg
                                         ______________________
                                     Name.
                                     Title:


                                     Bank:

                                     Comerica Bank-California



                                     By: /s/ Bradley Steel
                                        ______________________
                                     Name:
                                     Title:

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                                     ANNEX I

                                    Exhibit E

                             COMPLIANCE CERTIFICATE

TO:     Comerica Bank - California

FROM:  InPhonic, Inc./SimIpc Acquisition Corp.

The undersigned authorized officer of Borrowers hereby certify that in accordance with the terms and conditions of the Second Amended and Restated Loan and Security Agreement between Borrowers and Bank (as amended, the "Agreement"),
(i) Borrowers are in complete compliance for the period ending ________________ with all required __________, including without limitation Section 6.7 except as noted below and (ii) all representations and warranties ______________ stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                    Required                                            Complies
------------------                    --------                                            --------
Monthly financial statements          Monthly within 30 days                              Yes          No
Annual (CPA Audited)                  FYE within 120 days                                 Yes          No
10K and 10Q                           (as applicable)                                     Yes          No
IP Report                             Annual within 30 days and within 30 days of any     Yes          No
                                      change

Financial Covenant                    Required                  Actual                    Complies
------------------                    --------                  ------                    --------

Cash coverage ratio:                  1:50:1.00                 _____:1.00                Yes          No

                                                             -----------------------------------------------
Comments Regarding Exceptions:  See Attached.                BANK USE ONLY

                                                             Received by:___________________________________
                                                             AUTHORIZED SIGNER
Sincerely,
                                                             Date:_________________________________________

______________________________________                       Verified:______________________________________
SIGNATURE                                                    AUTHROIZED SIGNER

______________________________________                       Date:__________________________________________
TITLE

                                                             Compliance Status               Yes      No
______________________________________                       -----------------------------------------------
DATE

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                                     ANNEX H

                           [Warrant to Purchase Stock]